Exhibit 99.10.(d)(1)

NNNNNNNNNNNN . + Computershare Trust Company, N.A. 250 Royall Street KKR INCOME OPPORTUNITIES FUND Canton Massachusetts 02021 NNNNNN www.computershare.com MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 CN12N345N678N90 NJ NT 12345678901234 Primary Subscription Rights VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M. EASTERN TIME ON THE EXPIRATION DATE: November 17, 2017 (unless extended) KKR INCOME OPPORTUNITIES FUND SUBSCRIPTION RIGHTS FOR COMMON SHARES (Complete appropriate section on reverse side of this form) Maximum Primary Subscription Shares Available: Number of Rights Issued: The registered holder (the “Holder”) of this Subscription Certificate named below, or the assignee, is entitled to the number of transferable Rights shown above to subscribe for common shares of beneficial interest, $0.001 par value per share (the “Common Shares”), of KKR Income Opportunities Fund (the “Fund”), in the ratio of one Common Share for each three Rights, pursuant to the primary subscription (the “Primary Subscription”) and upon the terms and conditions and at the price for each Common Share specified in the Prospectus Supplement, dated October 19, 2017, and the accompanying Prospectus, dated October 5, 2017 (collectively the “Prospectus”) relating thereto. If you are a Record Date Shareholder and hold fewer than three Common Shares as of the Record Date, you are entitled to subscribe for one Common Share. To subscribe for Common Shares the Holder must present to Computershare Trust Company, N.A. (the “Subscription Agent” or “Computershare”), prior to 5:00 p.m., Eastern time, on the Expiration Date of November 17, 2017 (unless extended), either: (a) a properly completed and executed Subscription Certificate and a check drawn on a bank located in the United States and payable to “Computershare” for an amount equal to the number of Common Shares subscribed for under the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, pursuant to the terms of the Over-Subscription Privilege) multiplied by the estimated Subscription Price; or (b) a notice of guaranteed delivery (the “Notice of Guaranteed Delivery”) guaranteeing delivery of a properly completed and executed Subscription Certificate. Under the Over-Subscription Privilege, as described in the Prospectus, any number of additional Common Shares may be purchased by a Record Date Shareholder if such Common Shares are available and the owner’s Rights under the Primary Subscription have been fully exercised and the pro rata allocation requirements have been satisfied. Any additional payment required from a participating Holder of Rights must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date of November 17, 2017, unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Common Shares subscribed for pursuant to the Over-Subscription Privilege will be returned to him or her by mail by the Subscription Agent as promptly as practicable. A participating Holder of Rights will have no right to rescind a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate and payment by means of a check. This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof. Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus relating to the Rights. This Subscription Certificate shall be governed by and construed in accordance with the laws of the State of Delaware. To subscribe pursuant to the Primary Subscription, three Rights and the estimated Subscription Price, which is $16.26 are required for each Common Share, and to subscribe pursuant to the Over-Subscription Privilege, the estimated Subscription Price is required for each Common Share. Payment of $16.26 per Common Share must accompany the Subscription Certificate. See the reverse side for forms. Holder ID 123456789 COY XXXX Class Subscription Rights Rights Qty Issued XXX.XXXXXX Rights Cert # 12345678 Signature of Owner and U.S. Person for Tax Certification Signature of Co-Owner (if more than one registered holder listed) Date (mm/dd/yyyy) + 1 2 3 4 5 6 7 8 02P95B C L S X R T 2 C O Y C NNNNNNNNN SUBSCRIPTION RIGHTS CERTIFICATE

. (Estimated Subscription Price) (Payment to be Remitted) (No. of shares) If you are not exercising in full your Primary Subscription, check box E below and we will attempt to sell any remaining unexercised Rights. Please note that $16.26 is an estimated price only. The Subscription Price will be determined on November 17, 2017, the Expiration Date (unless extended) and could be higher or lower than the estimated Subscription Price depending on changes in the net asset value and market price of the Common Shares. To subscribe for any Common Shares under the Over-Subscription Privilege, please complete line “B “ below. Please Note: Only Record Date Shareholders who have exercised all of their Rights under the Primary Subscription in full may apply for Common Shares pursuant to the Over-Subscription Privilege. Payment for Common Shares: (i) Full payment for both the Common Shares to be issued under the Primary Subscription and pursuant to exercise of the Over-Subscription Privilege and/or (ii) a Notice of Guaranteed Delivery must accompany this Subscription Certificate. Please reference your rights card control number on your check or Notice of Guaranteed Delivery. If the aggregate estimated Subscription Price paid by a Record Date Shareholder is insufficient to purchase, at the estimated Subscription Price, the number of Common Shares that the participating Holder of Rights indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of Common Shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, its Rights under the Primary Subscription (if not already fully exercised) and second, the Over-Subscription Privilege to purchase Common Shares to the full extent of the payment rendered. If the aggregate estimated Subscription Price paid by a Record Date Shareholder exceeds the amount necessary to purchase the number of Common Shares for which the participating Holder of Rights has indicated an intention to subscribe, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered. Expiration Date: November 17, 2017 (unless extended) (3 Rights = 1 Share) (Estimated Subscription Price) (Rights Exercised) (No. of Common Shares) Return Subscription Certificate by first class mail or overnight courier to: Computershare. By First Class Mail: Computershare C/O Voluntary Corporate Actions/KKR Income Opportunities Fund P.O. Box 43011 Providence, RI 02940-3011 By Express Mail or Overnight Courier: Computershare C/O Voluntary Corporate Actions/KKR Income Opportunities Fund 250 Royall Street, Suite V Canton, MA 02021 PLEASE FILL IN ALL APPLICABLE INFORMATION. A. Primary Subscription ÷ 3 = x $16.26=$ B. Over-Subscription Privilege x $16.26=$ (No. of Common Shares)(Estimated Subscription Price) C. Amount of Check Enclosed (A + B) (or amount in Notice of Guaranteed Delivery)=$ D. The following broker-dealer is being designated as having been instrumental in the exercise of this Subscription Right: E.Sell any remaining RightsSell all of my Rights SECTION 1. TO SUBSCRIBE: I hereby irrevocably subscribe for the number of Common Shares indicated as the total of A and B hereon upon the terms and conditions specified in the Prospectus relating thereto, receipt of which is acknowledged. I hereby agree that if I fail to pay for the Common Shares for which I have subscribed (or are deemed to have subscribed for as set forth above), the Fund may exercise any of the remedies set forth in the Prospectus. TO SELL: If I have checked the box on line E, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus. Signature(s) of Subscriber(s)/Seller(s) Please give your telephone number: ( ) Please give your e-mail address: SECTION 2. TO TRANSFER RIGHTS: For value received, of the Rights represented by this Subscription Certificate are assigned to: (Print Full Name of Assignee) Social Security Number (Print Full Address) (Print Full Address) Signature(s) of Assignor(s) IMPORTANT: The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on your Subscription Certificate. Your Signature must be guaranteed by an Eligible Guarantor Institution as that term is defined under Rule 17Ad-15 of the Securities Exchange Act of 1934, which may include: a) a commercial bank or trust company, or b) a member firm of a domestic stock exchange, or c) a savings bank or credit union. Signature Guaranteed By (name of Bank or Firm)(Signature of Officer and Title) To subscribe for your Common Shares under the Primary Subscription please complete line “A” on the card below. Example: 88 Common Shares = 88 Rights (88 Rights will AUTOMATICALLY be rounded down to 87 Rights, the nearest number of Rights divisible by three) 87 Rights divided by 3= 29 Common Shares, the maximum number of Common Shares under the Primary Subscription. Fractional shares will be dropped. If you are a Record Date Shareholder and hold fewer than 3 Common Shares in total as of the Record Date, you can subscribe for one Common Share. A. 29x$16.26=$471.54